HIGH INCOME ADVANTAGE TRUST II  Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS July 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of High Income Advantage Trust II for the fiscal year ended July 31, 1998.

As High Income Advantage Trust II's fiscal year began, optimism over continued economic growth in the United States, along with a favorable interest-rate environment, combined to produce a solid start to the period. However, more recently, concerns over the foreign market crisis and its impact on the U.S. economy have begun to surface, resulting in a 1998 mid-year market correction. Though corporate credit quality remains strong, these concerns resulted in a "flight-to-quality" in the financial markets, with investors favoring highly rated U.S. government securities over more volatile asset classes, such as equities or high-yield bonds. For the full fiscal year, high-yield bond returns remained competitive with other sectors of the fixed-income markets as higher income levels helped to offset weaker prices.

PERFORMANCE

As discussed above, the high-yield market's 1998 mid-year correction, a direct result of the foreign market crisis, did depress results somewhat during the period under review. For the fiscal year ended July 31, 1998, the Trust's market price on the New York Stock Exchange (NYSE) moved from $6.6875 per share to $6.00 per share. Based on this change in NYSE market price, and including dividend distributions totaling $0.7367 per share, the Trust produced a total return of 0.52 percent. Over the same period, the Trust's net asset value (NAV) moved from $5.83 per share to $5.56 per share. Based on this change in NAV, and including dividend distributions, the Trust's total return for the fiscal year was 6.85 percent.

Over the past 12 months, the Trust continued to distribute regular income dividends at a rate of $0.0525 per share per month. On July 31, 1998, net assets exceeded $198 million.

HIGH INCOME ADVANTAGE TRUST II

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

PORTFOLIO STRATEGY

We have maintained a relatively conservative posture over the past 12 months, in light of the market's declining yield levels over the past few years and the increasing potential for a correction in the marketplace. As a result, we have maintained a core position in the shorter-term, higher-quality end of the high-yield market (BB-rated issues or higher), which has held up well in this increasingly nervous market environment. In addition, we continue to concentrate on sectors of the economy that historically are more predictable, recession-resistant and growth oriented, such as food and beverage, healthcare, telecommunications, media and cable television. These groups are expected to outperform the riskier, more cyclical areas of the economy over the next year, given the slowing of many of the world's markets.

Consistent with our more cautious posture, we have continued to avoid foreign emerging high-yield markets. This defensive approach is expected to provide important portfolio flexibility as we work to take advantage of today's more attractive market yields.

LOOKING AHEAD

Despite the current volatility, our one- to two-year outlook for the high-yield market remains favorable, given our expectations for continued U.S. economic growth and a favorable interest- rate environment. If domestic economic growth continues and interest rates remain low, we would expect general investor sentiment in the financial markets to improve, with the high-yield market rebounding from today's depressed levels. Should this scenario materialize, and investor confidence grows, high-yield performance is expected to be strong over the next few years.

We thank you for your continued support of High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS July 31, 1998

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
--------------------------------------------------------------------------------------
             CORPORATE BONDS (92.4%)
             Aerospace (0.7%)
$    1,500   Sabreliner Corp. (Series
              B) - 144A*..........................  11.00 %   06/15/08    $ 1,500,000
                                                                          -----------

             Automotive (2.6%)
     5,000   Toyota Motor Credit Corp. ...........  15.00     09/25/98      5,064,650
                                                                          -----------

             Broadcast Media (2.0%)
     1,500   Paxson Communications Corp. .........  11.625    10/01/02      1,608,750
     2,000   Spanish Broadcasting System, Inc. ...  12.50     06/15/02      2,280,000
                                                                          -----------
                                                                            3,888,750
                                                                          -----------
             Business Services (5.3%)
     1,500   Anacomp, Inc. (Series B).............  10.875    04/01/04      1,582,500
     4,000   Comforce Operating Inc. .............  12.00     12/01/07      4,300,000
     1,500   Entex Information Services,
              Inc. - 144A*........................  12.50     08/01/06      1,515,000
     3,000   Xerox Credit Corp. ..................  15.00     10/07/98      3,047,910
                                                                          -----------
                                                                           10,445,410
                                                                          -----------
             Cable/Cellular (4.5%)
     2,000   Australis Holdings Ltd. (Australia)
              (b).................................  15.00++   11/01/02        200,000
     3,000   Clearnet Communications Inc.
              (Canada)............................  14.75++   12/15/05      2,610,000
     1,510   Falcon Holdings Group L.P. (Series
              B)..................................  11.00+    09/15/03      1,611,418
     1,500   Price Communications Cellular
              Holdings............................  11.25+    08/15/08      1,496,250
     3,000   Price Communications Cellular
              Holdings (Series B).................  13.50++   08/01/07      2,133,750
     1,500   Triton Communications LLC - 144A*....  11.00++   05/01/08        858,750
                                                                          -----------
                                                                            8,910,168
                                                                          -----------
             Chemicals (0.8%)
     1,500   Harris Chemical North America,
              Inc. ...............................  10.75     10/15/03      1,571,250
                                                                          -----------

             Computer Equipment (4.3%)
     3,000   CHS Electronics, Inc. ...............   9.875    04/15/05      2,985,000
     3,700   IBM Credit Corp. ....................  15.00     02/02/99      3,868,387
     1,500   Unisys Corp. (Series B)..............  12.00     04/15/03      1,704,375
                                                                          -----------
                                                                            8,557,762
                                                                          -----------
             Consumer Products (2.1%)
     2,500   J.B. Williams Holdings, Inc. ........  12.00     03/01/04      2,625,000
     1,500   Samsonite Corp. - 144A*..............  10.75     06/15/08      1,470,000
                                                                          -----------
                                                                            4,095,000
                                                                          -----------
             Electrical & Alarm Systems (1.2%)
     2,500   Mosler, Inc. ........................  11.00     04/15/03      2,300,000
                                                                          -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
--------------------------------------------------------------------------------------
             Entertainment/Gaming & Lodging (8.7%)
$    4,500   Aladdin Gaming/Capital Corp. - 144A*
              (Units)++...........................  13.50++%  03/01/10    $ 2,070,000
     1,500   Epic Resorts LLC - 144A*.............  13.00     06/15/05      1,522,500
     3,000   Fitzgeralds Gaming Corp. ............  12.25     12/15/04      2,670,000
     4,000   Lady Luck Gaming Finance Corp. ......  11.875    03/01/01      4,140,000
     4,350   Motels of America, Inc. (Series B)...  12.00     04/15/04      4,241,250
     1,589   Resort At Summerlin..................  13.00+    12/15/07      1,645,002
     1,000   Walt Disney Co. .....................  15.00     12/14/98      1,035,770
                                                                          -----------
                                                                           17,324,522
                                                                          -----------
             Finance (4.5%)
     3,700   General Electric Capital Corp. ......  15.00     01/21/99      3,859,618
     5,000   Household Finance Corp. .............  15.00     09/25/98      5,062,850
                                                                          -----------
                                                                            8,922,468
                                                                          -----------
             Foods & Beverages (7.4%)
     1,500   Envirodyne Industries, Inc. .........  10.25     12/01/01      1,503,750
     3,700   General Mills, Inc. .................  15.00     01/29/99      3,870,940
     3,750   PepsiCo, Inc. .......................  15.00     08/06/98      3,750,975
     1,500   Sparkling Spring Water (Canada)......  11.50     11/15/07      1,560,000
     9,205   Specialty Foods Acquisition Corp.
              (Series B)..........................  13.00++   08/15/05      3,912,125
                                                                          -----------
                                                                           14,597,790
                                                                          -----------
             Healthcare (3.0%)
       500   Pediatric Services of America, Inc.
              (Series A)..........................  10.00     04/15/08        395,000
     2,000   Unilab Corp. ........................  11.00     04/01/06      2,140,000
     4,125   Unison Healthcare
              Corp. - 144A* (a)...................  12.25     11/01/06      2,052,188
     1,500   Vencor, Inc. - 144A*.................   9.875    05/01/05      1,275,000
                                                                          -----------
                                                                            5,862,188
                                                                          -----------
             Manufacturing (4.0%)
     2,000   Berry Plastics Corp. ................  12.25     04/15/04      2,180,000
     9,945   International Semi-Tech
              Microelectronics, Inc. (Canada).....  11.50++   08/15/03      2,635,425
     1,500   International Wire Group, Inc. ......  11.75     06/01/05      1,646,250
     1,500   Outsourcing Services Group,
              Inc. - 144A*........................  10.875    03/01/06      1,560,000
                                                                          -----------
                                                                            8,021,675
                                                                          -----------
             Manufacturing -- Diversified (4.9%)
     2,000   Interlake Corp. .....................  12.125    03/01/02      2,062,500
     2,000   J.B. Poindexter & Co., Inc. .........  12.50     05/15/04      1,990,000
     8,536   Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      5,633,760
                                                                          -----------
                                                                            9,686,260
                                                                          -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
--------------------------------------------------------------------------------------
             Oil & Gas (2.9%)
$    1,500   Texaco Capital, Inc. ................  15.00 %   01/13/99    $ 1,561,275
     4,000   Transamerican Refining Corp. - 144A*
              (Units)++...........................  16.00     06/30/03      4,220,000
                                                                          -----------
                                                                            5,781,275
                                                                          -----------
             Publishing (0.8%)
     1,500   American Media Operations, Inc. .....  11.625    11/15/04      1,605,000
                                                                          -----------

             Restaurants (6.9%)
    31,577   American Restaurant Group Holdings,
              Inc. - 144A*........................   0.00     12/15/05      7,973,294
     4,000   FRD Acquisition Corp. (Series B).....  12.50     07/15/04      4,400,000
     1,500   Planet Hollywood International,
              Inc. ...............................  12.00     04/01/05      1,275,000
                                                                          -----------
                                                                           13,648,294
                                                                          -----------
             Retail -- Food Chains (2.1%)
     1,500   Mrs. Fields Original.................  10.125    12/01/04      1,485,000
     2,000   Pueblo Xtra International, Inc. .....   9.50     08/01/03      1,965,000
       750   Pueblo Xtra International, Inc.
              (Series C)..........................   9.50     08/01/03        736,875
                                                                          -----------
                                                                            4,186,875
                                                                          -----------
             Telecommunications (16.7%)
     3,100   21st Century Telecom Group...........  12.25++   02/15/08      1,728,250
     4,000   Advanced Radio Telecommunications
              Corp................................  14.00     02/15/07      4,260,000
     1,500   Birch Telecom Inc. - 144A*
              (Units)++...........................  14.00     06/15/08      1,500,000
     1,500   Caprock Communications
              Corp. - 144A*.......................  12.00     07/15/08      1,522,500
     3,000   Cellnet Data Systems, Inc. ..........  14.00++   10/01/07      1,620,000
     1,500   e. Spire Communications, Inc. .......  13.75     07/15/07      1,755,000
     1,500   Facilicom International, Inc. (Series
              B)..................................  10.50     01/15/08      1,515,000
     4,500   Firstworld Communications,
              Inc. - 144A* (Units)++..............  13.00++   04/15/08      2,036,250
     1,500   GST Equipment Funding Corp. .........  13.25     05/01/07      1,740,000
     1,500   Hyperion Telecommunication, Inc.
              (Series B)..........................  12.25     09/01/04      1,638,750
    25,050   In-Flight Phone Corp. (Series
              B) (b)..............................  14.00++   05/15/02      3,507,000
     1,500   NextLink Communications, Inc. .......  12.50     04/15/06      1,710,000
     1,500   Optel, Inc. - 144A*..................  11.50     07/01/08      1,552,500
     2,000   Peoples Telephone Co., Inc. .........  12.25     07/15/02      2,180,000
     2,920   USA Mobile Communications Holdings,
              Inc. ...............................  14.00     11/01/04      3,226,600
     2,000   Winstar Communications, Inc. ........  14.00++   10/15/05      1,660,000
                                                                          -----------
                                                                           33,151,850
                                                                          -----------
             Telecommunications -- Equipment (1.4%)
     3,100   FWT, Inc. ...........................   9.875    11/15/07      2,867,500
                                                                          -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
--------------------------------------------------------------------------------------
             Textiles (0.9%)
$    4,000   U.S. Leather, Inc. (a)...............  10.25 %   07/31/03    $ 1,780,000
                                                                          -----------

             Transportation (0.7%)
     1,500   Alpha Shipping PLC (United
              Kingdom)............................   9.50     02/15/08      1,335,000
                                                                          -----------

             Wireless Communication (4.0%)
     1,500   Echostar DBS Corp. ..................  12.50     07/01/02      1,691,250
     1,500   Globalstar LP/Capital Corp. .........  11.375    02/15/04      1,395,000
     1,500   Globalstar LP/Capital
              Corp. - 144A*.......................  11.50     06/01/05      1,395,000
     5,000   TCI Satellite Entertainment, Inc. ...  12.25++   02/15/07      3,362,500
                                                                          -----------
                                                                            7,843,750
                                                                          -----------
             TOTAL CORPORATE BONDS
             (Identified Cost $197,719,167)............................   182,947,437
                                                                          -----------
NUMBER OF
  SHARES
----------
             COMMON STOCKS (c) (3.4%)
             Automotive (0.0%)
        91   Northern Holdings Industrial Corp.* (d)...................       --
                                                                          -----------

             Entertainment/Gaming & Lodging (0.1%)
     5,000   Motels of America, Inc. - 144A*...........................       275,000
                                                                          -----------

             Foods & Beverages (0.1%)
   225,000   Specialty Foods Acquisition Corp. - 144A*.................       225,000
                                                                          -----------

             Restaurants (0.0%)
    12,500   American Restaurant Group Holdings, Inc. - 144A*..........           125
                                                                          -----------

             Retail (3.2%)
 1,379,875   County Seat Stores Corp. (d)(e)...........................     6,267,392
                                                                          -----------

             TOTAL COMMON STOCKS
             (Identified Cost $14,538,503).............................     6,767,517
                                                                          -----------

             PREFERRED STOCK (c) (0.5%)
             Restaurants
     1,000   American Restaurant Group Holdings, Inc. - 144A* (Units)++
              (Identified Cost $1,000,000).............................     1,030,000
                                                                          -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            WARRANTS (c) (0.2%)
            Aerospace (0.2%)
   6,000    Sabreliner Corp. - 144A*......................   04/15/03    $   300,000
                                                                         -----------

            Cable/Cellular (0.0%)
   2,000    Australis Holdings Ltd. - 144A* (Australia)...   10/30/01        --
                                                                         -----------

            Containers (0.0%)
   5,000    Crown Packaging Holdings, Ltd. - 144A*........   11/01/03        --
                                                                         -----------

            Entertainment/Gaming & Lodging (0.0%)
   1,500    Epic Resorts LLC - 144A*......................   06/15/05        --
   3,000    Fitzgeralds Gaming Corp. .....................   12/19/98         13,634
   2,900    Fitzgeralds South Inc. - 144A*................   03/15/99        --
   1,500    Resort At Summerlin - 144A*...................   12/15/07        --
                                                                         -----------
                                                                              13,634
                                                                         -----------
            Retail (0.0%)
   5,000    County Seat Holdings Co. .....................   10/15/98        --
                                                                         -----------

            TOTAL WARRANTS
            (Identified Cost $536,450)................................       313,634
                                                                         -----------

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE
---------                                          -------   ---------
            SHORT-TERM INVESTMENT (1.8%)
            REPURCHASE AGREEMENT
$  3,634    The Bank of New York (dated 07/31/98;
             proceeds $3,636,116) (f)
             (Identified Cost $3,634,450)........   5.50 %   08/03/98      3,634,450
                                                                         -----------

            TOTAL INVESTMENTS
            (Identified Cost $217,428,570) (g)...............    98.3%   194,693,038

            OTHER ASSETS IN EXCESS OF LIABILITIES...............  1.7      3,378,803
                                                                -----    -----------

            NET ASSETS........................................  100.0%  $198,071,841
                                                                =====   ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

---------------------

 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
++   Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
++   Consists of one or more classes of securities traded
     together as a unit; bonds or preferred stock with attached warrants.
(a)  Non-income producing security; bond in default.
(b)  Non-income producing security; issuer in bankruptcy.
(c)  Non-income producing security.
(d)  Acquired through exchange offer.
(e)  Includes 495,066 shares which are due from the issuer
     pursuant to a reorganization.
(f)  Collateralized by $2,279,248 U.S. Treasury Bond 13.25% due
     05/15/14 valued at $3,707,139.
(g)  The aggregate cost for federal income tax purposes
     approximates identified cost. The aggregate unrealized
     appreciation is $6,653,285 and the aggregate gross
     unrealized depreciation is $29,388,817, resulting in net
     unrealized depreciation of $22,735,532.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $217,428,570).............................  $ 194,693,038
Receivable for:
    Interest................................................      4,105,772
    Investments sold........................................      2,201,111
Prepaid expenses and other assets...........................         23,185
                                                              -------------

    TOTAL ASSETS............................................    201,023,106
                                                              -------------

LIABILITIES:
Payable for:
    Investments purchased...................................      2,685,431
    Investment management fee...............................        143,051
Accrued expenses and other payables.........................        122,783
                                                              -------------

    TOTAL LIABILITIES.......................................      2,951,265
                                                              -------------

    NET ASSETS..............................................  $ 198,071,841
                                                              =============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $ 344,215,488
Net unrealized depreciation.................................    (22,735,532)
Accumulated undistributed net investment income.............      3,435,013
Accumulated net realized loss...............................   (126,843,128)
                                                              -------------

    NET ASSETS..............................................  $ 198,071,841
                                                              =============

NET ASSET VALUE PER SHARE,
 35,611,307 shares outstanding
 (unlimited shares authorized of $.01 par value)............          $5.56
                                                                      =====

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF OPERATIONS
For the year ended July 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $27,581,569
                                                              -----------

EXPENSES
Investment management fee...................................    1,521,874
Transfer agent fees and expenses............................      143,891
Professional fees...........................................       53,437
Registration fees...........................................       28,677
Shareholder reports and notices.............................       28,052
Custodian fees..............................................       21,052
Trustees' fees and expenses.................................       17,201
Other.......................................................       12,191
                                                              -----------

    TOTAL EXPENSES..........................................    1,826,375
                                                              -----------

    NET INVESTMENT INCOME...................................   25,755,194
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (4,557,259)
Net change in unrealized depreciation.......................   (4,347,182)
                                                              -----------

    NET LOSS................................................   (8,904,441)
                                                              -----------

NET INCREASE................................................  $16,850,753
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR    FOR THE YEAR
                                                             ENDED           ENDED
                                                         JULY 31, 1998   JULY 31, 1997
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................  $ 25,755,194    $ 25,853,170
Net realized loss......................................    (4,557,259)    (20,201,090)
Net change in unrealized depreciation..................    (4,347,182)     16,026,797
                                                         ------------    ------------

    NET INCREASE.......................................    16,850,753      21,678,877

Dividends from net investment income...................   (26,234,438)    (26,982,213)
                                                         ------------    ------------

    NET DECREASE.......................................    (9,383,685)     (5,303,336)

NET ASSETS:
Beginning of period....................................   207,455,526     212,758,862
                                                         ------------    ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $3,435,013 and $3,914,257, respectively)...........  $198,071,841    $207,455,526
                                                         ============    ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS July 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST II

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The

HIGH INCOME ADVANTAGE TRUST II

Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1998, aggregated $208,753,237 and $202,416,761, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At July 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $5,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,922. At July 31, 1998, the Trust had an accrued pension liability of $50,302 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1996 and 1997.............................  35,611,307   $356,113    $344,072,629
Reclassification due to permanent book/tax differences......      --          --           (213,254)
                                                              ----------   --------    ------------
Balance, July 31, 1998......................................  35,611,307   $356,113    $343,859,375
                                                              ==========   ========    ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION     AMOUNT          RECORD             PAYABLE
     DATE        PER SHARE         DATE                DATE
---------------  ---------   -----------------  ------------------
 July 28, 1998     $0.0525     August 7, 1998     August 21, 1998
August 25, 1998    $0.0525    September 4, 1998  September 18, 1998

HIGH INCOME ADVANTAGE TRUST II

6. FEDERAL INCOME TAX STATUS

At July 31, 1998, the Trust had a net capital loss carryover of approximately $122,699,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through July 31 of the following years:

                                  AMOUNT IN THOUSANDS
       -------------------------------------------------------------------------
        1999         2000       2002       2003       2004       2005       2006
       -------     -------     ------    -------    -------     ------    -------
       $20,947     $29,353     $8,278    $23,309    $20,038     $9,296    $11,478
       =======     =======     ======    =======    =======     ======    =======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $834,000 during fiscal 1998.

As of July 31, 1998, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $213,254.

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED JULY 31
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   5.83   $   5.97   $   6.08   $   6.31   $   6.60
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.73       0.73       0.73       0.70       0.69
Net realized and unrealized loss............................     (0.26)     (0.11)     (0.17)     (0.21)     (0.28)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.47       0.62       0.56       0.49       0.41
                                                              --------   --------   --------   --------   --------
Less dividends from net investment income...................     (0.74)     (0.76)     (0.67)     (0.72)     (0.70)
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $   5.56   $   5.83   $   5.97   $   6.08   $   6.31
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................  $   6.00   $  6.688   $  6.125   $  6.125   $   6.25
                                                              ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+....................................      0.52%     22.75%     11.31%     10.29%      0.90%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.90%      0.89%      0.91%      0.93%      0.94%
Net investment income.......................................     12.69%     12.57%     12.06%     11.81%     10.33%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $198,072   $207,456   $212,759   $216,605   $224,681
Portfolio turnover rate.....................................       104%        90%        89%        70%       113%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust II (the "Trust") at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 11, 1998

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

                      (This Page Intentionally Left Blank)

TRUSTEES
--------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
--------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
--------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
--------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
--------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



HIGH
INCOME
ADVANTAGE
TRUST II



Annual Report
July 31, 1998